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                                                                   Exhibit 10.90

                                   Term Note

   $22,500,000.00                Columbus, Ohio                    June 17, 1999

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of KeyBank National Association (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Twenty Two Million Five Hundred Thousand Dollars ($22,500,000.00) or so much thereof as shall have been advanced by the Bank at any time and not hereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time(s) and in the manner(s) hereinafter provided.

         This Term Note is executed and the Loan contemplated hereunder is to be made pursuant to a Bridge Loan Agreement (hereinafter called "Loan Agreement") dated as of June 17, 1999, and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to conditions of default, are incorporated herein as if fully rewritten.

INTEREST
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         Interest will accrue on the unpaid balance of the Principal Sum until paid at the rate or rates of interest set forth in the Loan Agreement.

MANNER OF PAYMENT
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         The Principal Sum shall be payable on June 17, 2000, and accrued interest shall be due and payable monthly at the times provided in the Loan Agreement, and at maturity, whether by demand, acceleration or otherwise.

LATE CHARGE
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         Any installment or other payment not made within ten (10) days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

DEFAULT
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         Upon the occurrence of any of the Events of Default described in
Section 12 of the Loan Agreement, the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.


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GENERAL PROVISIONS
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         All of the parties hereto, including the undersigned, and any endorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral before exercising any other such rights.

         The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which then secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

         The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY
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         THE UNDERSIGNED ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY
ARISE BETWEEN THE UNDERSIGNED AND THE BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

                          GLIMCHER PROPERTIES LIMITED
                          PARTNERSHIP

                          By:  Glimcher Properties Corporation

                          Its: Sole General Partner


                          By:  /s/ William G. Cornely
                             ---------------------------------------------------
                               William G. Cornely

                          Its: Executive Vice President, Chief Operating Officer
                               and Chief Financial Officer

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